Impairment (Charges) Reversals and Goodwill	12 Months Ended
Dec. 31, 2018
Impairment and Reversal of Impairment and Goodwill [Abstract]
Impairment (Charges) Reversals and Goodwill

12. IMPAIRMENT (CHARGES) REVERSALS AND GOODWILL
Non-current assets are tested for impairment, or reversal of previous impairment charges, when events or changes in circumstance indicate that the carrying amount may not be recoverable, or previous impairment charges against assets are recoverable. The Company performs an impairment test for goodwill at each financial year end and when events or changes in circumstances indicate that the related carrying value may not be recoverable. The Company considers its internal discounted cash flow economic models as a proxy for the calculation of FVLCTS, given a willing market participant would use such models in establishing a value for the properties. The Company considers impairment, or if previous impairment charges should be reversed, at the CGU level, which is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. The Company’s CGUs are its mine sites, represented by its principal producing mining properties and significant development projects. The CGU carrying amount for purposes of this test includes the carrying value of the mineral properties plant and equipment and goodwill less deferred tax liabilities and closure and decommissioning liabilities related to each CGU.
The Company’s key assumptions for determining the recoverable amounts of its various CGUs, for the purpose of testing for impairment or impairment reversals, include the most current operating and capital costs information and risk adjusted project specific discount rates. The Company uses an average of analysts’ consensus prices for the first four years of its economic modeling, and long-term reserve prices for the remainder of each asset’s life. The prices used can be found in the key assumptions and sensitivity section below.
Impairment (charges) reversals
Based on the Company’s assessment with respect to possible indicators of either impairment or reversal of previous impairments to its mineral properties, the Company concluded that as of December 31, 2018 impairment charges totaling $27.8 million ($27.8 million, net of tax expense) (2017 - impairment reversals of $61.6 million ($53.4 million, net of tax expense)) were required on the following CGUs:

	2018	2017
Manantial Espejo	$(27,789)	$—
Morococha	—	60,237
Calcatreu	—	1,317
	$(27,789)	$61,554

2018 Impairment - Manantial Espejo
The decrease in short term analyst consensus silver prices and the introduction of an export tax of three to four Argentine pesos per Dollar of export in September 2018, led management to conclude that there was an indication of impairment to its operating assets in Argentina, namely the Manantial Espejo mine, and the COSE and Joaquin projects. As at December 31, 2018, the Company determined that the combined Net Carrying Amount of the Manantial Espejo mine and the Joaquin and COSE development projects, including mineral properties, plant and equipment, and stockpile inventories, net of associated closure and decommissioning liabilities of $68.1 million was greater than the combined estimated recoverable amount of $39.3 million when using a 7.25% risk adjusted discount rate. Based on this assessment, the Company recorded an impairment charge related to the Manantial Espejo mineral property, and the COSE and Joaquin projects, of $27.8 million ($27.8 million, net of tax).

2017 Impairment Reversal - Morococha
During the years ended December 2017 and 2016, Morococha generated significantly higher cash flows from operations than the amount assumed in the recoverable value estimation at December 31, 2015, primarily the results of continued costs performance and base metal prices being superior to prior expectations. Further, as of December 31, 2017, Morococha's estimated silver mineral reserve increased by 2.8 million ounces. As a result of the CGU's continued strong performance, increased silver mineral reserves and higher long-term metal prices, the Company recognized a reversal of the remaining unamortized impairment of $60.2 million ($52.1 million, net of tax) related to its investment in Morococha at December 31, 2017.
2017 Impairment Reversal - Calcatreu
The Company recorded an impairment reversal on Calcatreu during the year ended December 31, 2017 further discussed in Note 11.
Key assumptions and sensitivity
The metal prices used to calculate the recoverable amounts at December 31, 2018, and December 31, 2017 are based on analyst consensus prices and the Company’s long term reserve prices, and are summarized in the following tables.
Metal prices used at December 31, 2018:

Commodity Prices	2019-2022 average	Long term
Silver price - $/oz.	$17.07	$18.50
Gold price - $/oz.	$1,300	$1,300
Zinc price - $/tonne	$2,599	$2,400
Lead price - $/tonne	$2,171	$2,100
Copper price - $/tonne	$6,975	$6,000
Metal prices used at December 31, 2017:

Commodity Prices	2018-2021 average	Long term
Silver price - $/oz.	$18.57	$18.50
Gold price - $/oz.	$1,307	$1,300
Zinc price - $/tonne	$2,818	$2,600
Lead price - $/tonne	$2,251	$2,200
Copper price - $/tonne	$6,742	$5,500

In 2018, the discount rates used to present value the Company’s life of mine cash flows were derived from the Company’s weighted average cost of capital which was calculated as 5.3% (2017 – 5.2%), with rates applied to the various mines and projects ranging from 4.5% to 9.8% (2017 - 4.0% to 9.0%), depending on the Company’s assessment of country risk, project risk, and other potential risks specific to each CGU.
The key assumptions in determining the recoverable value of the Company’s mineral properties are individual metal prices, operating and capital costs, foreign exchange rates and discount rates. At December 31, 2018, the Company performed a sensitivity analysis on all key assumptions that assumed a modest (10%) adverse change to each individual assumption while holding the other assumptions constant.
At December 31, 2018, an adverse 10% movement in any of the major assumptions in isolation did not cause the recoverable amount to be below the CGU carrying value for any of the La Colorada, San Vicente, Huaron, or Morococha mines.  For the Dolores mine, Manantial Espejo mine and Navidad project, which previously had their carrying values adjusted to FVLCTS through impairment charges, a modest adverse change in any one key assumption would reduce the recoverable amount below the carrying amount.
At December 31, 2017, an adverse 10% movement in any of the major assumptions in isolation did not cause the recoverable amount to be below the CGU carrying value for any of the La Colorada, San Vicente, Huaron, or Morococha mines.  For the Dolores mine, Manantial Espejo mine and Navidad project, which previously had their carrying values adjusted to FVLCTS through impairment charges, a modest adverse change in any one key assumption would reduce the recoverable amount below the carrying amount.
Goodwill
Goodwill arose when the Company acquired Minefinders Corporation Ltd. in 2012 and consists of:

	December 31, 2018	December 31, 2017
Goodwill	$3,057	$3,057